This is filed pursuant to Rule 497(e).
File Nos. 333-91050 and 811-21123


                               BLACK DIAMOND FUNDS



                                   PROSPECTUS

                                February 20, 2003





                 Black Diamond Principal Protected 500 Series I Black Diamond Principal Protected 100 Series I Black Diamond Principal Protected 2000 Series I Black Diamond Principal Protected 400 Series I Black Diamond Principal Protected LS Series I*


                     *This Series is only offered to certain
                  High Net Worth Investors as described herein.






The Securities and Exchange Commission has not approved or disapproved the Series' shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents
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ALL ABOUT THE BLACK DIAMOND FUNDS

     -    Black Diamond Principal Protected Series Summary

     -    Black Diamond Principal Protected Series Fee Table

ADDITIONAL INFORMATION ON HOW THE BLACK DIAMOND PRINCIPAL PROTECTED SERIES WILL OPERATE

ADDITIONAL STRATEGIES AND RISKS

MANAGEMENT

YOUR ACCOUNT

     How  to Contact a Series
     General Information
     Buying Shares
     Selling Shares
     Sales Charges
     Exchange Privileges
     Retirement Accounts

OTHER INFORMATION

FINANCIAL HIGHLIGHTS

ALL ABOUT THE BLACK DIAMOND FUNDS
--------------------------------------------------------------------------------

This Prospectus offers five Series of Black Diamond Funds. Each Series offers four different share classes. You should carefully read the entire Prospectus, including the descriptions of the risks of investing in a Series and the features of each class before you invest in a Series.

Black Diamond Principal Protected Series Summary

Important Dates:

Investment Date: June 2, 2003.

Offering Period: February 20, 2003 to May 23, 2003.

Principal Protection Maturity Date: June 2, 2010.

Important Terms:

Adviser means Black Diamond Asset Management LLC.

Common Stock means an equity or ownership interest in a company.

ETFs mean exchange-traded investment companies that are designed to provide results corresponding to an equity index. ETFs include, among others, iShares, QQQs and SPDRS.

Government Securities mean securities, including Zero Coupon Treasuries, issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Index Options mean option contracts whose value is based on the value of an underlying index, such as the S&P 500 Index, at some future point.

Protected Amount means the value of a shareholder's principal investment in a Series (including any sales load charged on the purchase of shares of the Series) as of the Investment Date.

Subadviser means Broadmark Asset Management, LLC.

Trust means Black Diamond Funds.

Zero Coupon Treasuries mean debt obligations that are issued or guaranteed by the U.S. Treasury and are sold at a significant discount from their face value. These securities do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date.

Important Indices:

S&P 500 Index means an unmanaged index composed of common stocks of 500 publicly traded large capitalization companies.

NASDAQ 100 Index means an unmanaged index composed of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq National Market tier of The Nasdaq Stock Market.

Russell 2000 Index means an unmanaged index composed of the common stocks of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

S&P Mid-Cap 400 Index means an unmanaged index composed of the common stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

CSFB Tremont Hedge Fund Long/Short Equity Index means an unmanaged index composed of hedge funds with a long/short management style. To be included in the index, a hedge fund must have audited financial statements and at least $10 million under management.

For more information on these Indices, please see the Statement of Additional Information that supplements this Prospectus.

Investment Objectives

The Black Diamond Principal Protected 500 Series I seeks to meet or exceed the performance of the S&P 500 Index over a seven-year period while protecting a shareholder's Protected Amount over the same seven-year period.

The Black Diamond Principal Protected 100 Series I seeks to meet or exceed the performance of the NASDAQ 100 Index over a seven-year period while protecting a shareholder's Protected Amount over the same seven-year period.

The Black Diamond Principal Protected 2000 Series I seeks to meet or exceed the performance of the Russell 2000 Index over a seven-year period while protecting a shareholder's Protected Amount over the same seven-year period.

The Black Diamond Principal Protected 400 Series I seeks to meet or exceed the performance of the S&P Mid-Cap 400 Index over a seven-year period while protecting a shareholder's Protected Amount over the same seven-year period.

The Black Diamond Principal Protected LS Series I seeks to meet or exceed the performance of the CSFB Tremont Hedge Fund Long/Short Equity Index over a seven-year period while protecting a shareholder's Protected Amount over the same seven-year period. This Series is offered only to certain high net-worth investors.

Principal Investment Strategies

To protect your Protected Amount over a seven-year period, each Series expects to invest in an amount of Zero Coupon Treasuries on the Investment Date which will mature at a stated par value on or before the Principal Protection Maturity Date. The Series will invest in an amount of Zero Coupon Treasuries that is sufficient for the Series to be able to pay you your Protected Amount on the Principal Protection Maturity Date. The Zero Coupon Treasuries purchased by a Series on the Investment Date are segregated with the Series' custodian and are referred to herein as the "Designated Treasury Securities." It is expected that at least 70% of a Series' assets will initially consist of Designated Treasury Securities.

Each Series, except the Black Diamond Principal Protected LS Series I, seeks to meet or exceed the performance of the index identified in its investment objective over a seven-year period by investing in options on ETFs and Index Options relating to the index identified in the Series' investment objective. The investment strategy of each Series is designed to capture the upward movement of the index identified in its investment objective and minimize the Series' exposure to downward movement in that index.

The Subadviser applies its proprietary models to accomplish this strategy. When the models indicate that markets are improving, the Subadviser seeks to participate in the positive movement of an index by increasing a Series' exposure to that index, while maintaining minimum cash levels. When the models indicate that markets are weakening, the Subadviser seeks to limit a Series' exposure to an index by reducing the Series' investment in that index and by increasing cash levels. The Subadviser uses ETFs, options on ETFs and Index Options because of the increased exposure to an index's performance they create versus buying the underlying securities comprising the index. The use of options permits a Series to diversify its investments and seek performance enhancement, while putting at risk only the premium paid for the option.

The Black Diamond Principal Protected LS Series I seeks to meet or exceed the performance of the CSFB Tremont Hedge Fund Long/Short Equity Index over a seven-year period by investing in put and call options, including Index Options, on certain indices in an attempt to maximize returns. The Subadviser applies its proprietary models to determine the level of long versus short exposure, the degree of exposure and the appropriate indices to be long and short. The Subadviser achieves short exposure through the purchase of put options and not through the use of short sales. The appropriate indices may include one or more of the S&P 500 Index, the NASDAQ 100 Index, the Russell 2000 Index and the S&P Mid-Cap 400 Index. Because it charges a performance fee, this Series is offered only to investors who have a net worth of more than $1.5 million.

No Series will purchase futures contracts, securities on margin or make short sales of securities.

Because each Series invests in Index Options, each Series may characterize a greater portion of the gain on its investments held for less than a year as long-term capital gain compared to typical equity funds that do not invest in Index Options to the same extent. In general, under the Internal Revenue Code the short-term gain or loss recognized by a Series on the actual or deemed disposition of Index Options will be treated by the Series as 60% long-term and 40% short-term capital gain or loss. For individual taxpayers, long-term capital gains are taxed at a lower rate than short-term capital gains or ordinary income.

Principal Protection Feature

On the Investment Date, the Trust invests in the Designated Treasury Securities to provide the funds necessary to pay your Protected Amount at maturity. If you maintain your initial investment in a Series until the Principal Protection Maturity Date, reinvest all your dividends and distributions in additional shares of the Series, and the other conditions to principal protection described in this Prospectus are met, you will be entitled to the greater of the net asset value of the Series ("NAV") or your Protected Amount on the Principal Protection Maturity Date.

To receive the Protected Amount on the Principal Protection Maturity Date, you must not have redeemed (sold) any shares and you must have reinvested all dividends and distributions in additional shares of the Series. If you redeem
(sell) or exchange your shares of a Series before the Principal Protection Maturity Date, you will reduce your Protected Amount by the same percentage amount as the reduction in the amount of your current investment in the Series. For example, if you invested $10,000 in a Series and one year later, the value of your investment is $12,000 and you sell $1,200 worth of shares (i.e. 10% of $12,000), your Protected Amount will be reduced by 10% to $9,000. If after one year, the value of your investment is $8,000 and you sell $1,200 worth of shares (i.e. 15% of $8,000), your Protected Amount will be reduced by 15% to $8,500. Similarly, if you do not reinvest all your dividends and distributions, your Protected Amount will be reduced by the same percentage amount that the dividend or distribution represents of your total account value.

Profit Protection Feature

Starting June 2, 2004 and then periodically thereafter (the "Rollover Date"), you will be given the option to protect the profits on your investment in a Series by electing to rollover all or a portion of your entire account value as of the close of business on the Rollover Date to the same class of a new Black Diamond Principal Protected Series then being offered without paying a sales load. Your rollover amount must meet the minimum investment required by the new Series. By electing the Profit Protection Feature, you are able to establish a new Protected Amount in a new Series with a new principal protection period that will begin as of the Investment Date for the new Series. If you rollover a portion of your existing account value your Protected Amount in the original Series will be reduced as described above under "Principal Protection Feature."

Thirty days prior to each Rollover Date you will be sent a prospectus for the new Black Diamond Principal Protected Series into which you may elect to rollover your profits, if any. At that time, you may elect to invest in one of the new Black Diamond Principal Protected Series. Prior to investment in the new Series, your rollover amount will be invested in the JP Morgan Prime Money Market Fund - Cash Management Shares pending investment in the new Series on the Investment Date for that Series. The Trust intends to offer additional Series on a periodic basis, however, there is no assurance that additional Series will be offered or that additional Series will be offered at the time you wish to effect a rollover.

Please see pages 9-12 for more information on the operation of the Black Diamond Principal Protected Series.

Principal Risks of Investing in a Series

An investment in a Series may be subject to interest rate risk, credit risk and market risk. Interest rate risk is the risk that changes in interest rates will affect a Series' investments, including investment in the Designated Treasury Securities used to fund your Protected Amount. Increases in interest rates may cause a decline in the value of a Series' investment in the Designated Treasury Securities during the period between the Investment Date and the Principal Protection Maturity Date, which could result in a loss to you if you were to sell your shares in a Series before the Principal Protected Maturity Date. However, it is not expected that interest rate risk will affect the ability of a Series to receive the par value of the Designated Treasury Securities on their maturity date or the ability of a Series to pay your Protected Amount if the Designated Treasury Securities are held until their maturity. Credit risk is the risk that the issuer of a security or other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. It is not expected that credit risk will affect the ability of a Series to receive the par value of the Designated Treasury Securities on their maturity date. Market risk is the risk that the value of a Series' investments, including its investment in Designated Treasury Securities, will fluctuate and that prices overall will decline over short- or long-term periods. There is no assurance that a Series will achieve its investment objective. If a Series' investments were to experience drastic or sustained losses, it could be necessary for the Series to sell Designated Treasury Securities to pay its expenses, which would reduce the funds available to the Series to pay the Protected Amount to shareholders on the Principal Protection Maturity Date. If insufficient Designated Treasury Securities exist on the Principal Protection Maturity Date, it is possible, although unlikely, that the Series would be unable to pay the full Protected Amount, if necessary.

You will receive your Protected Amount on the Principal Protection Maturity Date if you reinvest your dividends and distributions in additional shares of the Series and do not redeem any of your shares of the Series prior to the Principal Protection Maturity Date and the other conditions to principal protection described in this Prospectus are met. Dividends and distributions from a Series will be taxable to you whether you receive them in cash or reinvest them in additional shares.

A Series does not provide a specific return on your capital and does not ensure that you will experience an overall positive return from your investment in the Series. If a Series incurs any extraordinary expenses between the Investment Date and the Principal Protection Maturity Date, your Protected Amount may be reduced by your pro rata share of the extraordinary expenses.

In the event the Subadviser's market assessments of movements in the direction of a stock index are not completely accurate, a Series may be in a more adverse position than if Index Options were not used. Further, if dissemination of the current value of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index may be halted.

You would not receive your full Protected Amount on the Principal Protection Maturity Date if:

     o There are insufficient Designated Treasury Securities to provide you with your Protected Amount on the Principal Protection Maturity Date;
     o The Series has insufficient assets to pay its expenses, causing the Series to sell Designated Treasury Securities prior to the Principal Protection Maturity Date; however, the Series will maintain a cash reserve of 5% of its net assets for the purpose of paying its expenses;
     o You redeem some or all of your shares in a Series prior to the Principal Protection Maturity Date or fail to reinvest all of your dividends and distributions in additional shares of the Series; or
     o The Series incurs any extraordinary expenses, such as litigation expenses or other expenses not incurred in the ordinary course of business, which could lower the amount of principal protection.

An investment in a Series is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Offering Period and Investment Date

Each Series has an Offering Period that begins on February 20, 2003 and ends on May 23, 2003. A Series will accept orders to purchase shares only during the Offering Period or on the Investment Date. Investment into a Series will occur on the Investment Date. Any funds you send to a Series during the Offering Period will be temporarily invested in the JPMorgan Prime Money Market Fund - Cash Management Shares, less the Series' applicable sales load while waiting for the upcoming Series' Investment Date. On the Investment Date, your funds will be transferred into your chosen Principal Protected Series.

Who May Want to Invest in a Series

A Series may be appropriate for you if you:
     o Seek potential for growth but place a premium on capital preservation, and
     o    Have an investment time horizon of at least seven years.

A Series may not be appropriate for you if you:
     o    Need regular income, or
     o    Are pursuing a short-term goal or investing emergency reserves.

Performance

Performance information is not provided because the Series have not commenced operations prior to the date of this Prospectus.

BLACK DIAMOND PRINCIPAL PROTECTED SERIES FEE TABLE

The following tables describe the various fees and expenses that you will bear if you invest in a Principal Protected Series.

Shareholder Fees (fees paid directly from your investment)

                                            Blue     Green     Silver    Gold
                                           Shares    Shares    Shares   Shares
                                           ------    ------    ------   ------

Maximum Sales Charge (Load) Imposed
 on Purchases (as a % of offering price)   4.25%*    3.25%*    2.25%*   1.25%*

Maximum Deferred Sales Charge (Load)
 Imposed on Purchases (as a % of purchase
 or sales price, whichever is lower)       None      None      None     None

* Maximum sales load, as applicable, is charged on investment in each Series. Any of your funds received by a Series during an Offering Period will be temporarily invested in the JPMorgan Prime Money Market Fund - Cash Management Shares after deducting the Series' sales load.

Annual Index Series Operating Expenses (expenses that are deducted from Series assets)(1)

                                            Blue     Green     Silver    Gold
                                           Shares    Shares    Shares   Shares
                                           ------    ------    ------   ------

Management Fees(2)                         1.00%     1.00%     1.00%    1.00%
Rule 12b-1 Fees(3)                         0.50      0.50      0.35     0.35
Other Expenses(4)                          0.50      0.50      0.25     0.25
                                           ----      ----      ----     ----
Total Annual Series Operating Expenses     2.00      2.00      1.60     1.60
                                           ====      ====      ====     ====

(1) Based on estimated amounts for the Index Series' fiscal years ending December 31, 2003. The "Index Series" collectively refers to all Series, except the Black Diamond Principal Protected LS Series I.
(2) For additional information on the Management Fees, please refer to "The Adviser and Subadviser" sub-section of the "Management" section of the Prospectus.
(3) Rule 12b-1 fees are used to compensate intermediaries (including the Adviser) for providing distribution-related, marketing and other services to shareholders. No Rule 12b-1 fees are assessed during the Offering Period. In addition, the Trust will pay the Distributor an annual fee of approximately $55,200. For additional information on the Rule 12b-1 Fees, please refer to the "Distribution and Shareholder Service Expenses" sub-section of the "Management" section of the Prospectus.
(4) Estimated. Under an arrangement between the JPMorgan Prime Money Market Fund and J.P. Morgan Investor Services Company ("J.P. Morgan"), the Series' administrator, J.P. Morgan may waive up to 0.20% of its fee in connection with the investment of Series assets during the Offering Period in the JPMorgan Prime Money Market Fund.


Annual LS Series Operating Expenses (expenses that are deducted from Series assets)(1)
                                            Blue     Green     Silver    Gold
                                           Shares    Shares    Shares   Shares
                                           ------    ------    ------   ------

Management Fees(2)                         0.25%     0.25%     0.25%    0.25%
Rule 12b-1 Fees(3)                         0.50      0.50      0.35     0.35
Other Expenses(4)                          0.35      0.35      0.25     0.25
                                           ----      ----      ----     ----
Total Annual Series Operating Expenses     1.10      1.10      0.85     0.85
                                           ====      ====      ====     ====

(1) Based on estimated amounts for the LS Series' fiscal year ending December 31, 2003. The "LS Series" refers to the Black Diamond Principal Protected LS Series I.
(2) The minimum management fee is 0.25% plus 25% of the amount by which the return of the LS Series at each calendar quarter-end exceeds the highest previous calendar quarter-ending return of the Series. For additional information on the Management Fees, please refer to "The Adviser and Subadviser" sub-section of the "Management" section of the Prospectus.
(3) Rule 12b-1 fees are used to compensate intermediaries (including the Adviser) for providing distribution-related, marketing and other services to shareholders. No Rule 12b-1 fees are assessed during the Offering Period. In addition, the Trust will pay the Distributor an annual fee of approximately $55,200. For additional information on the Rule 12b-1 Fees, please refer to the "Distribution and Shareholder Service Expenses" sub-section of the "Management" section of the Prospectus.
(4) Estimated. Under arrangement between the JPMorgan Prime Money Market Fund and J.P. Morgan, J.P. Morgan may waive up to 0.20% of its fee in connection with the investment of Series assets invested during the Offering Period in the JPMorgan Prime Money Market Fund.

Example

The following is a hypothetical example intended to help you compare the cost of investing in a Series to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Series and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% annual return, that the Series' total annual operating expenses and net expenses remain as stated in the table above and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                           Series                             Class
Black Diamond Principal Protected 500 Series I    Blue   Green  Silver   Gold
                                                 Shares  Shares Shares  Shares
                                                 ------  ------ ------  ------
     After One Year                               $619    $521   $384    $286
     After Three Years                           $1,026   $932   $719    $624

Black Diamond Principal Protected 100 Series I    Blue   Green  Silver   Gold
                                                 Shares  Shares Shares  Shares
                                                 ------  ------ ------  ------
     After One Year                               $619    $521   $384    $286
     After Three Years                           $1,026   $932   $719    $624

Black Diamond Principal Protected 2000 Series I   Blue   Green  Silver   Gold
                                                 Shares  Shares Shares  Shares
                                                 ------  ------ ------  ------
     After One Year                               $619    $521   $384    $286
     After Three Years                           $1,026   $932   $719    $624

Black Diamond Principal Protected 400 Series I    Blue   Green  Silver   Gold
                                                 Shares  Shares Shares  Shares
                                                 ------  ------ ------  ------
     After One Year                               $619    $521   $384    $286
     After Three Years                           $1,026   $932   $719    $624

Black Diamond Principal Protected LS Series I     Blue   Green  Silver   Gold
                                                 Shares  Shares Shares  Shares
                                                 ------  ------ ------  ------
     After One Year                               $532    $434   $310    $474
     After Three Years                            $760    $663   $490    $579

ADDITIONAL INFORMATION ON HOW THE Black Diamond PRINCIPAL PROTECTED SERIES WILL OPERATE
--------------------------------------------------------------------------------

Each Series seeks to meet or exceed the performance of the index identified in its investment objective over a seven-year period while protecting your Protected Amount over the same seven-year period. There is no assurance that a Series will achieve its investment objective.

A Series' investment objective may be changed without shareholder approval.

Offering Period and Investment Date

The Offering Period is the time during which you may subscribe for shares of a Series. Each Series' Offering Period begins on February 20, 2003 and ends on May 23, 2003. June 2, 2003 represents each Series' Investment Date. Orders to purchase shares are accepted only during the Offering Period or on the Investment Date.

Any of your funds received by a Series during the Offering Period will be temporarily invested in the JPMorgan Prime Money Market Fund - Cash Management Shares subject to the Series' sales load while waiting for the upcoming Series' Investment Date (when your funds will be invested in shares of your chosen Principal Protected Series). Your temporary investment in the JPMorgan Prime Money Market Fund - Cash Management Shares will earn any dividends paid by that class of shares while you own those shares. You may redeem shares in the JPMorgan Prime Money Market Fund purchased during the Offering Period at any time up until the Investment Date at that fund's NAV, but your remaining investment intended to be invested in a Series on the Investment Date must be sufficient to meet that Series' initial investment minimum. If you redeem all your shares in the JPMorgan Prime Money Market Fund prior to the Investment Date, you will be reimbursed any sales load charged on the purchase of shares of the Series.

If a Series does not reach $5 million in assets and 500 shareholders by the end of the Offering Period, the Series may extend the Offering Period for any length of time. Under these conditions, the Series also reserves the right to liquidate and return the then-current value of your account in the JPMorgan Prime Money Market Fund plus any sales load imposed upon purchase.

On the Investment Date, all funds received from orders during the preceding Offering Period that have been temporarily invested in the JPMorgan Prime Money Market Fund - Cash Management Shares, as well as any valid orders received for a Series on the Investment Date, will be invested in shares of your chosen Series.

The Trust plans to periodically offer additional Series of the Trust similar to each of the Series described in this Prospectus.

Principal Protection Feature

Your Protected Amount equals the value of your principal investment in a Series (including any sales load charged on the purchase of shares of the Series) as of the Investment Date. You may not increase your Protected Amount in a Series during the seven-year period between the Investment Date and the Principal Protection Maturity Date. There are conditions to this Principal Protection Feature that, if not met, may reduce your Protected Amount. The following conditions apply to the receipt of your Protected Amount on the Principal Protection Maturity Date:

     o There are insufficient Designated Treasury Securities to provide you with your Protected Amount on the Principal Protection Maturity Date.

     o The Series has insufficient assets to pay its expenses, causing the Series to sell Designated Treasury Securities prior to the Principal Protection Maturity Date; however, the Series will maintain a cash reserve of 5% of its net assets for the purpose of paying its expenses.

     o Except in connection with Profit Protection feature, you may not redeem (sell) or exchange any of your shares of a Series prior to the Principal Protection Maturity Date. Although you may redeem or exchange shares of a Principal Protected Series at NAV at any time, any such redemption or exchange will reduce your Protected Amount by the same percentage amount as the reduction of your current investment in the Series, including the amount of the redemption. Further, if you redeem all your shares in a Series prior to the Principal Protection Maturity Date, you will not be entitled to any amount under the Principal Protection Feature.

     o Your dividends and distribution from the Series will be automatically reinvested into additional shares of the Series in order for you to receive your Protected Amount on the Principal Protection Maturity Date. If you elect to receive any dividends or distributions in cash, your Protected Amount will be reduced by the same percentage amount that the dividend or distribution represents of your total account value as of the date the dividend or distribution is declared.

     o The Principal Protected Series must not have incurred any "extraordinary" expenses. Extraordinary expenses include, but are not limited to, litigation and other expenses not incurred in the ordinary course of business.

Profit Protection Feature

Starting June 2, 2004 and then periodically thereafter, you will be given the option to protect the profits on your investment in a Series by electing to rollover all or a portion of your entire account value as of the close of business on the Rollover Date to the same class of a new Black Diamond Principal Protected Series then being offered without paying a sales load. Your rollover amount must meet the minimum investment required by the new Series. By electing the Profit Rollover Feature, you are able to establish a new Protected Amount in a new Series with a new principal protection period that will begin as of the Investment Date for the new Series. If you rollover a portion of your existing account value your Protected Amount in the original Series will be reduced as described above under "Principal Protection Feature."

Thirty days prior to each Rollover Date you will be sent a prospectus for the new Principal Protected Series. At that time, you may elect to invest in one of the new Principal Protected Series. Prior to investment in the new Series, your rollover amount will be invested in the JP Morgan Prime Money Market Fund - Cash Management Shares pending investment in the new Series on the Investment Date of that Series.

The Profit Protection Feature may be terminated at any time. In addition, there is no guarantee that a new Principal Protected Series with the same investment objectives and strategies will be offered in the future.

Example

Assume you submit an application and funds to purchase Blue Shares of the Black Diamond Principal Protected 500 Series I during the Offering Period in the amount of $20,000. Your funds will be temporarily invested in the JPMorgan Prime Money Market Fund - Cash Management Shares, less the Principal Protected Series' sales load (4.25%), at the JPMorgan Prime Money Market Fund - Cash Management Shares' NAV. $19,150 is your initial account value. Assume that the Principal Protection Maturity Date is June 2, 2010. Assume $25 in dividends is reinvested in the JPMorgan Prime Money Market Fund - Cash Management Shares such that your investment in the JPMorgan Prime Money Market Fund - Cash Management Shares is worth $19,175 at the end of the Offering Period. This amount (plus the 4.25% sales load imposed on your original investment), $20,025, is your Protected Amount. Your Protected Amount less the 4.25% sales load imposed on your original investment is the amount that is invested in your chosen Principal Protected Series on the Investment Date ($19,175).

Assume that your account value has increased to $25,000 as of the end of the first year, and that you have reinvested all dividends and distributions. If you so elect, you may rollover all or a portion of your entire account value on the Rollover Date into Blue Shares of the Black Diamond Principal Protected 500 Series II offered at that time. Assume that at the end of your first year you elect to rollover $1,200. Your rollover amount is invested in the JPMorgan Prime Money Market Fund - Cash Management Shares pending investment in the Black Diamond Principal Protected 500 Series II on the Investment Date for that Series. Your investment in the new Series is subject to the $10,000 investment minimum for the new Series. Assume that you add $8,800 to your rollover amount to meet the investment minimum. You would pay a sales charge on the $8,800 investment, but not on your rollover amount of $1,200. On the Investment Date for that Series you would then have a Protected Amount of approximately $19,064 in Blue Shares of the Black Diamond Principal Protected 500 Series I with a Principal Protection Maturity Date of June 2, 2010 and a Protected Amount of $10,000 in Blue Shares of the Black Diamond Principal Protected 500 Series II with a Principal Protection Maturity Date of June 2, 2011.

Principal Protection Maturity Date

On the Principal Protection Maturity Date, you may elect to exchange your shares of a Series for shares of any new Principal Protected Series to be offered on the Principal Protection Maturity Date. Prior to its Principal Protection Maturity Date, you will be sent a prospectus for the new Principal Protected Series, if available. Because an exchange is a sale and purchase of shares, you will be subject to the new Principal Protected Series' sales charge on the subsequent purchase of shares.

If you do not elect to exchange shares on the Principal Protection Maturity Date, a Series will liquidate its portfolio holdings to the extent necessary to redeem your shares and provide you with the greater of NAV or your Protected Amount owed to you by the Series.

You will be subject to taxes on any realized gains from a redemption of your shares.

You may obtain your Protected Amount(s) by calling (800) 356-5740.

Summary

In summary, if you maintain your initial investment in a Principal Protected Series until the Principal Protection Maturity Date and reinvest all your dividends and distributions in additional shares of the Series and the other conditions to principal protection described in this prospectus are met, you will be entitled to the greater of NAV or your Protected Amount on the Principal Protection Maturity Date.

ADDITIONAL INFORMATION ON STRATEGIES AND RISKS
--------------------------------------------------------------------------------

Zero Coupon Treasuries. Zero coupon treasuries are debt obligations issued or guaranteed by the U.S. Treasury and sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of a Series as the income accrues, even though payment has not been received. Because interest on zero coupon treasuries is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. It is not expected that this risk will affect the ability of a Series to receive the par value of its investments in zero coupon treasuries on their maturity date or the ability of a Series to pay a shareholder's Protected Amount if the zero coupon treasuries are held until maturity.

Options on Fixed-Income Securities and Equity Securities. Each Series may purchase exchange-traded or over-the-counter call options on fixed-income securities and equity securities The LS Series also may purchase exchange-traded or over-the-counter put options on fixed-income securities or equity securities. A Series may employ these investment strategies to enhance the Series' performance or to hedge against a decline in the value of securities owned by the Series. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. Each Series may purchase exchange-traded or over-the-counter call options on stock indices. The LS Series may also purchase exchange-traded or over-the-counter put options on stock indices. A Series may employ these investment strategies to enhance the Series' performance or to hedge against a decline in the value of securities owned by the Series. A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indices fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Series' investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by a Series of options on stock indexes will be subject to the Subadviser's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments.

ETFs or Exchange Traded Funds. Each of the Principal Protected Series may invest up to 10% of its total assets in shares of ETFs. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stock ("QQQs") and iShares exchange-traded funds ("iShares").

iShares are listed on the American Stock Exchange ("AMEX"), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of shares of a Principal Protected Series could also be substantially and adversely affected if a shareholder sells his or her shares in the Series prior to the Principal Protection Maturity Date. If such disruptions were to occur, a Series could be required to reconsider the use of iShares as part of its investment strategy.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Principal Protected Series may assume a temporary defensive position by reducing equities and/or increasing investments in short-term fixed income securities. The Series may also invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments.

MANAGEMENT
--------------------------------------------------------------------------------

Each Series is a series of Black Diamond Funds (i.e., the Trust), an open-end, management investment company (mutual fund). The business of the Trust and of each Series is managed under the direction of a Board of Trustees (the "Board"). The Board formulates the general policies of each Series and meets periodically to review the Series' performance, monitor investment activities and practices and discuss other matters affecting the Series. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").

The Adviser and Subadviser

Each Series' investment adviser is Black Diamond Asset Management LLC, 1200 South Pine Island Road, Suite 300, Plantation, Florida 33324. The Adviser, an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"), is a limited liability company controlled by Black Diamond LLC. Although, the Trust is the first mutual fund for which the Adviser has provided investment advisory services, certain of its principals have provided investment advisory and management services to clients, including major institutions, for over 25 years.

The Trust, on behalf of each Index Series, pays the Adviser a fee as a percentage of aggregate average daily net assets of all the Series at an annualized rate of 0.50% of the first $2 billion in aggregate average daily net assets, 0.55% of the excess over $2 billion up to $3 billion in aggregate average daily net assets, 0.60% of the excess over $3 billion up to $4 billion in aggregate average daily net assets and 0.65% of the excess over $4 billion in aggregate average daily net assets.

The Trust, on behalf of the LS Series, pays the Adviser a fee as a percentage of the LS Series' average daily net assets at an annualized rate of 0.125%, plus an amount equal to 12.5% of the amount by which the return of the LS Series at each calendar quarter-end exceeds the highest previous calendar quarter-end return of the LS Series.

Subject to the supervision of the Adviser and the Board, Broadmark Asset Management, LLC (Subadviser), a Delaware limited liability company with its principal offices located at 650 Fifth Avenue, 3rd Floor, New York, New York 10019 and 100 Drake's Landing Road, Suite 255, Greenbrae, California 94904, serves as the investment subadviser to each Series. The Subadviser is registered as an investment adviser with the Securities and Exchange Commission under the Advisers Act. The control principals of the Subadviser include Daniel J. Barnett, Christopher J. Guptill, Donald G. Smiley and Progress Putnam Lovell Ventures, LLC, an investment fund, which is owned 99% by California Public Employees' Retirement System (CALPERS), the nation's largest public retirement system with approximately $136 billion assets under management. The Subadviser is a research driven investment adviser that employs quantitative investment models and qualitative methodologies and operates from offices in San Francisco, New York and London. The Subadviser's team of investment professionals, including Mr. Barnett, Mr. Guptill and Mr. Smiley discussed below, has collectively provided investment advisory and management services to clients for over 75 years, including eight years together employing such models for equity investment strategies similar to those used for the Series.

Mr. Barnett is Chairman, Chief Executive Officer and a founding member of the Subadviser. He is based in the New York office and is responsible for the executive management of the firm. He began his career at Chase Manhattan Bank, and from 1976 until 1986 he was with E.D. & F. Man where he was Group Finance Director. Mr. Barnett was responsible for the company's financial activities and served on the Board of Directors of Man from 1982 to 1986. In 1986, he acquired a controlling interest in Machado & Co. Inc., a coffee trading and asset management firm with offices in New York and London and subsequently arranged the sale of Machado to the French commodity firm of Sucre et Denrees in 1990. Mr. Barnett was CEO of Sucre et Denrees' North American Operations until he reacquired Machado in1991. He joined McKinley Capital Management, Inc. ("McKinley") in 1995 as marketing director and became President of McKinley's international business in 1997. Mr. Barnett graduated from Dartmouth College, earning his BA with distinction in psychology in 1970. After graduation, he served as a commissioned line officer in the United States Navy.

The Trust, on behalf of each Index Series, pays the Subadviser a fee as a percentage of aggregate average daily net assets of all the Series at an annualized rate of 0.50% of the first $2 billion in aggregate average daily net assets, 0.45% of the excess over $2 billion up to $3 billion in aggregate average daily net assets, 0.40% of the excess over $3 billion up to $4 billion in aggregate average daily net assets and 0.35% of the excess over $4 billion in aggregate average daily net assets. In addition, the Trust, on behalf of the LS Series, pays the Subadviser a fee as a percentage of the LS Series' average daily net assets at an annualized rate of 0.125%, plus an amount equal to 12.5% of the amount by which the return of the LS Series at each calendar quarter-end exceeds the highest previous calendar quarter-end return of the LS Series.

Under an arrangement between the Subadviser and the Adviser, the Subadviser has the option to purchase membership interest units ("Units") in the Adviser equivalent to 1.5% of the value of the then total outstanding Units when the aggregate assets of the Trust subadvised by the Subadviser reach the following asset levels: (i) $2 billion in aggregate Trust assets; (ii) $3 billion in aggregate Trust assets; and (iii) $4 billion in aggregate Trust assets. Each option shall be exercisable for up to 24 months from the date each asset target is reached.

Management of the Series

Management of the Series will be provided by a portfolio management team headed by Mr. Guptill and including Mr. Barnett and Mr. Smiley. Mr. Guptill is President and Chief Investment Officer of the Subadviser. Mr. Guptill, a founding member of the Subadviser, is based in the California office and is responsible for the development of the Subadviser's investment management programs and products. He is also responsible for the implementation of all portfolio management and execution. He began his career in 1979 at Paine Webber, Jackson and Curtis. In the mid-1980s he developed a specialty for identifying emerging equity managers. In 1994, Mr. Guptill joined McKinley and was initially responsible for portfolio management as senior portfolio manager. He later became the firm's chief equity strategist, and was responsible for managing client assets in excess of $2 billion. Additionally, Mr. Guptill developed, launched and co-managed the firm's alternative investment portfolios. Mr. Guptill is a 1979 graduate of California State University, Chico with a BA in economics.

Mr. Smiley is Executive Vice President and Director of Research/Portfolio Management of the Subadviser. Mr. Smiley, a founding member of the Subadviser, is based in the California office and is responsible for all aspects of programming and systems development. After receiving his MBA in 1979, Mr. Smiley spent three years as a Financial Analyst where he developed expertise in systems and microcomputers. In 1986, Mr. Smiley launched a computer consulting business focusing on custom software development. In 1991, McKinley became a client. He joined McKinley full-time in 1994 as Systems Manager and became Director of Research. Mr. Smiley is a 1975 graduate of University of California at Los Angeles with a BA in Psychobiology and in 1979 received his MBA in Finance at the University of Washington, Seattle.

Other Service Providers

ALPS Distributors, Inc., a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (the "Distributor") of the shares of each Series. The Distributor acts as the representative of the Trust in connection with the offering of the shares of each Series. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of shares of a Series.

J.P. Morgan Investor Services Company ("J.P. Morgan") provides administrative, accounting and transfer agency services to the Series and JPMorgan Chase Bank, with more than $900 billion in mutual fund client assets held in custody, provides custodian services to the Series.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1414, serves as independent auditors for the Series.

Seward & Kissel LLP, One Battery Park Plaza, New York, New York 10004, serves as counsel to the Trust.

Series Expenses

Each Series pays for its own expenses. The expenses of each Series are comprised of the Series' expenses as well as Trust expenses that are allocated among the Series of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Series. Any fee waiver or expense reimbursement increases investment performance of a Series for the period during which the waiver or reimbursement is in effect.

Distribution and Shareholder Service Expenses

Each Series has adopted a service plan under Rule 12b-1 under the 1940 Act under which the Trust may pay monthly fees on behalf of the Blue Shares, Green Shares, Silver Shares and Gold Shares of each Series at an annual rate of up to 0.50% of the average net assets of the Blue Shares and Green Shares of each Series and 0.35% of the average net assets of the Silver Shares and Gold Shares of each Series. Because these fees are paid out of the assets of the Blue Shares, Green Shares, Silver Shares and Gold Shares of a Series on an on-going basis, over time these fees will increase the cost of a shareholder's investment and may cost the shareholder more than paying other types of sales loads. These fees are used to compensate financial intermediaries (including the Adviser) for providing distribution-related, marketing and other services to shareholders.

In addition, the Trust will pay the Distributor a monthly fee at the rate of $1,000 per Series for the first three Series, $800 per Series for the next four Series, and $600 for each Series thereafter. The Trust will allocate the aggregate fee among the Series based on each Series' respective net assets. Under its current structure, the Trust will pay the Distributor an annual fee of approximately $55,200.

The Blue Shares and Green Shares of each Index Series pay 0.25% of the average daily net assets of each class for the servicing of shareholder accounts. The Blue Shares and Green Shares of the LS Series pay 0.10% of the average daily net assets of each class for the servicing of shareholder accounts. Because each class pays shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales loads. The shareholder service fee may be paid to the Adviser, Subadviser or other financial institutions that provide shareholder services with respect to a class.

YOUR ACCOUNT
--------------------------------------------------------------------------------

How To Contact a Series

Write to us at:
     Black Diamond Funds
     c/o J.P. Morgan
     PO Box 2798
     Boston, MA 02208-2798

Wire investments (or ACH payments) to:
     J.P. Morgan Chase Bank
     1 Chase Manhattan Plaza
     New York, NY 10081
     ABA #021000021
     DDA# ###-##-####
     Attn: Black Diamond Funds
     Series Name
     Account Name
     Account Number

Overnight address:
     Black Diamond Funds
     c/o J.P. Morgan
     73 Tremont Street
     Boston, MA 02108-3919

Telephone us at:
     (800) 356-5740 (toll free)

General Information

You may purchase or redeem (sell) shares of a Series at the net asset value of the shares (NAV) plus any applicable sales load next calculated after J.P. Morgan receives your request in proper form (as described in this Prospectus on page 18). For instance, if J.P. Morgan receives your purchase request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV plus the applicable sales load. A Series cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Series do not issue share certificates.

If you purchase shares directly from a Series, you will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The minimum investment for each Series is $10,000. Investments in other Series being offered at the same time may be combined for purposes of satisfying the investment minimum of a Series, provided that you invest at least $2,000 in each Series. Each Series reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

When and How NAV is Determined. Each Series calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. The time at which NAV is calculated may change in case of an emergency.

The NAV of each Series is determined by taking the market value of all securities owned by the Series (plus all other assets such as cash), subtracting liabilities and then dividing the result (net assets) by the number of shares outstanding. The Series value securities for which market quotations are readily available at current market value. If market quotations are not readily available, the Series value securities at fair value pursuant to procedures adopted by the Board.

Transactions Through Third Parties. If you invest through a broker or other financial institution, the policies and fees (other than sales loads) charged by that institution may be different than those of the Series. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

Buying Shares

You must meet the eligibility requirements of the Black Diamond Principal Protected LS Series I to purchase shares in this Series. To purchase shares in the LS Series, you must have a net worth of more than $1.5 million. Contact J.P. Morgan or the Adviser for additional information on how to qualify for the purchase of shares of the LS Series or see the Application.

How to Make Payments. All investments must be in U.S. dollars and checks must be drawn on U.S. banks.

     Checks For all accounts, the check must be made payable on its face to "Black Diamond Funds." No other method of check payment is acceptable (for instance, you may not pay by traveler's check).

     ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.

     Wires Instruct your financial institution to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

Choosing a Share Class. Retail investors and certain institutional investors may select from up to four separate classes of shares of each Series: Blue Shares, Green Shares, Silver Shares and Gold Shares. Each class is subject to a sales load on the purchase of shares and minimum initial investment amounts. Sales charges and fees vary considerably between the classes. The sales load for each class is assessed during an Offering Period at the time of purchase of the JPMorgan Prime Money Market Fund - Cash Management Shares or on the Investment Date.

You should carefully consider the differences in the classes' fees and sales charge structure before choosing which class to purchase. Please review the Fee Table on page 7 and Sales Load Schedule on page 20 before investing in a class. You also may want to consult with a financial adviser in order to help you determine which class is most appropriate for you.

All share classes can be purchased without a sales load by certain individuals and institutions. For additional information, see the SAI.

     Blue Shares. Blue Shares of each Series are subject to a 4.25% sales load and are offered for minimum initial investments of between $10,000 - $499,999. Blue Shares are also subject to a 12b-1 fee at an annual rate of up to 0.50% of the average net assets of the class with respect to each Series.

     Green Shares. Green Shares of each Series are subject to a 3.25% sales load and are offered for minimum initial investments of between $500,000 - $999,999. Green Shares are also subject to a 12b-1 fee at an annual rate of up to 0.50% of the average net assets of the class with respect to each Series.

     Silver Shares. Silver Shares of each Series are subject to a 2.25% sales load and are offered for minimum initial investments of between $1,000,000 - $9,999,999. Silver Shares are also subject to a 12b-1 fee at an annual rate of up to 0.35% of the average net assets of the class with respect to each Series.

     Gold Shares. Gold Shares of each Series are subject to a 1.25% sales load and are offered for minimum initial investments is $10,000,000 and over. Gold Shares are also subject to a 12b-1 fee at an annual rate of up to 0.35% of the average net assets of the class with respect to each Series.

The Blue Shares and Green Shares of each Index Series pay a shareholder servicing fee of 0.25% of the average daily net assets of each class for the servicing of shareholder accounts. The Blue Shares and Green Shares of each LS Series pay a shareholder servicing fee of 0.10% of the average daily net assets of each class for the servicing of shareholder accounts.

Account Requirements

Type of Account                         Requirement
---------------                         -----------
Individual, Sole Proprietorship and     Instructions must be signed by all
Joint Accounts                          persons required to sign exactly as
Individual accounts are owned by one    their names appear on the account
person, as are sole proprietorship
accounts. Joint accounts can have two
or more owners (tenants)

Gifts or Transfers to a Minor           Depending on state laws, you can set up
(UGMA, UTMA)                            a custodial account under the UGMA or
These custodial accounts provide a      the UTMA
way to give money to a child and        The custodian must sign instructions in
obtain tax benefits                     a manner indicating custodial capacity

Business Entities                       Submit a Corporate/Organization
                                        Resolution form or similar document

Trusts                                  The trust must be established
                                        before an account can be opened
                                        Provide a certified trust document,
                                        or the pages from the trust
                                        document, that identify the trustees

Investment Procedures

How to Open an Account

By Check
o Call or write us for an account application (and Corporate/Organization Resolution form, if applicable)
o    Complete the application (and resolution form)
o    Mail us your application (and resolution form) and a check

By Wire
o Call or write us for an account application (and Corporate/Organization Resolution form, if applicable)
o    Complete the application (and resolution form)
o Call us to fax the completed application (and resolution form) and we will assign you an account number
o    Mail us your application (and resolution form)
o    Instruct your financial institution to wire your money to us

By ACH Payment
o Call or write us for an account application (and Corporate/Organization Resolution form, if applicable)
o    Complete the application (and resolution form)
o Call us to fax the completed application (and resolution form) and we will assign you an account number
o    Mail us your original application (and resolution form)
o We can electronically debit your purchase proceeds from your selected account

How to Add to Your Account

By Check
o    Fill out an investment slip from a confirmation or write us a letter
o    Write your account number on your check
o    Mail us the slip (or your letter) and the check

By Wire
o    Call to notify us of your incoming wire
o    Instruct your bank to wire your money to us

Limitations on Purchases Each Series reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect a Series or its operations.

Canceled or Failed Payments The Series accept checks and ACH transfers at full value subject to collection. If a Series does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Series or J.P. Morgan, and the Series may redeem shares you own in the account (or another identically registered account that you maintain with J.P. Morgan) as reimbursement. The Series and their agents have the right to reject or cancel any purchase or exchange due to nonpayment.

Selling Shares

Each Series processes redemption orders promptly. Under normal circumstances, a Series will send redemption proceeds to you within a week. If a Series has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds for up to 15 calendar days. Shares are not entitled to receive distributions declared on or after the day on which a redemption order is accepted by J.P. Morgan.

                      How to Sell Shares from Your Account
By Mail
o    Prepare a written request including:
     o    Your name(s) and signature(s)
     o    Your account number
     o    The Series name
     o    The dollar amount or number of shares you want to sell
     o    How and where to send the redemption proceeds
o    Obtain a signature guarantee (if required)
o    Obtain other documentation (if required)
o    Mail us your request and documentation

By Wire
o Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
o Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") or
o    Mail us your request (See "By Mail")

By Telephone
o Make your request by telephone (unless you declined telephone redemption privileges on your account application)
o    Provide the following information:
     o    Your account number
     o    Exact name(s) in which the account is registered
     o    Additional form of identification
o    Redemption proceeds will be:
     o    Mailed to you or
     o Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")

Wire Redemption Privileges You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as J.P. Morgan takes reasonable measures to verify that the order is genuine.

Signature Guarantee Requirements To protect you and the Series against fraud, certain redemption options require a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. We will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

     o    Written requests to redeem $100,000 or more
     o    Changes to a shareholder's record name
     o Redemptions from an account for which the address or account registration has changed within the last 30 days
     o Sending redemption and distribution proceeds to any person, address, brokerage firm, or bank account not on record
     o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours
     o Adding or changing: ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account

We reserve the right to require a signature guarantee(s) on all redemptions.

Small Accounts If the value of your account falls below $500 ($250 for IRAs), a Series may ask you to increase your balance. If the account value is still below $500 ($250 for IRAs) after 60 days, the Series may close your account and send you the proceeds. A Series will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

Redemptions in Kind The Series reserve the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the operations of a Series (for example, if it represents more than 1% of the assets of a Series). In the event of a redemption in kind, you will not receive any right or interest in or claim under the Option.

Lost Accounts A Series will consider your account lost if correspondence to your address of record is returned as undeliverable, unless the Series determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Series. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to a Series will be reinvested and the checks will be canceled.

Sales Loads

Sales Load Schedule. An initial sales load is assessed on purchases of each class of shares as follows:

                                           Sales Load as a Percentage of:

                                         Public
                                        Offering      Net Asset
            Class (Amount)                Price        Value(1)   Reallowance %
                                        --------      ----------  -------------
Blue Shares ($10,000 - $499,999)          4.25%         4.43%         4.00%
Green Shares ($500,000 - $999,999)        3.25%         3.39%         3.00%
Silver Shares ($1,000,000 - $9,999,999)   2.25%         2.35%         2.00%
Gold Shares (over $10,000,000)            1.25%         1.30%         1.00%

(1)  Rounded to the nearest one-hundredth percent.

The offering price for shares of a Series includes the relevant sales load. The commission paid to the Distributor is the sales load less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the above table. From time to time, however, the Distributor may elect to reallow the entire sales load for all sales during a particular period.

From time to time and at its own expense, the Distributor may provide compensation, including financial assistance, to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns, dealer-sponsored special events or other expenses.

Reduced Sales Loads and Sales Load Waivers. You may qualify for a reduced initial sales load on purchases of shares of a Series under rights of accumulation or a letter of intent. All share classes can be purchased without a sales load by certain individuals and institutions. For additional information, see the SAI.

Exchange Privileges

You may exchange your shares of a Series for shares of certain other series of the Trust then offered. For a list of Series available for exchange, you may call J.P. Morgan. If you exchange into a Series that has a sales load, you will have to pay any difference between the sales load of the class of shares originally purchased and the sales load of the class of shares purchased upon exchange. Because exchanges are a sale and purchase of shares, they may have tax consequences.

You must meet the eligibility requirements of the Black Diamond Principal Protected LS Series I in order to exchange into that Series.

Requirements You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges but a Series reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as J.P. Morgan takes reasonable measures to verify that the order is genuine.

                                 How to Exchange

By Mail
o    Prepare a written request including:
     o    Your name(s) and signature(s)
     o    Your account number
     o    The names of each Series you are exchanging
     o    The dollar amount or number of shares you want to sell (and exchange)
o Open a new account and complete an account application if you are requesting different shareholder privileges
o    Obtain a signature guarantee, if required
o    Mail us your request and documentation

By Telephone
o Make your request by telephone (unless you declined telephone redemption privileges on your account application)
o    Provide the following information:
     o    Your account number
     o    Exact name(s) in which account is registered
     o    Additional form of identification

Retirement Accounts

The Series offer IRA accounts, including traditional and Roth IRAs. The Series may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

Other Information
--------------------------------------------------------------------------------

Distributions

Each Series distributes its net investment income and net capital gain at least annually. Unless otherwise instructed, a Series will automatically reinvest all income dividends and capital gain distributions into additional shares of the Series. Shares become entitled to receive distributions on the day after the shares are issued.

If you elect to receive your distributions in cash you will reduce your Protected Amount by the same percentage amount that the distribution represents of your total account value, your current investment in the Series, including any distributions to be received by you in cash.

For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.

Taxes

The Series generally intend to operate in a manner such that they will not be liable for Federal income or excise tax.

A Series' distributions of net income (including short-term capital gain) are taxable to you as ordinary income. A Series' distributions of long-term capital gain are taxable to you as long-term capital gain regardless of how long you have held your shares of a Series. Distributions may also be subject to certain state and local taxes.

The sale or exchange of shares of a Series is a taxable transaction for income tax purposes.

A special "mark-to-market" system governs the taxation of "section 1256 contracts", which include certain listed options. In general, a Series' gain or loss on section 1256 contracts will be taken into account for tax purposes when actually realized. However, any section 1256 contract held at the end of a taxable year will be treated as sold at fair market value (that is, marked-to-market) on such date, and the resulting gain or loss will be recognized for tax purposes. In general, short-term gain or loss recognized by a Series on the actual or deemed disposition of a section 1256 contract will be treated by the Series as 60% long-term and 40% short-term capital gain or loss. For individual taxpayers, long-term capital gains are taxed at a lower rate than short-term capital gains or ordinary income.

A Series may not be able to deduct a portion of its Rule 12b-1 service fee expense in determining the amount of income it is required to distribute to its shareholders. Since a Series may be required to make distributions that are in excess of its economic income, you may be required to pay income tax on this "phantom income". You may not get any tax benefit from the distribution fees paid by a Series until you redeem your shares (at which time the amount of such fees will effectively reduce the gain realized, or decrease the loss realized, upon such redemption).

Each Series will send you information about the income tax status of distributions paid during the year shortly after December 31 of each year.

For further information about the tax effects of investing in a Series, including state and local tax matters, please see the SAI and consult your tax adviser.

Organization

The Trust is a Delaware business trust. The Series do not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each Series are entitled to vote at shareholders' meetings unless a matter relates only to specific Series (such as approval of an advisory agreement for a Series). From time to time, large shareholders may control a Series or the Trust.

Financial Highlights

Financial highlights are not provided because the Series had not commenced operations prior to the date of this Prospectus.

                               BLACK DIAMOND FUNDS

                              For More Information

                           Annual/Semi-Annual Reports
     Additional information about the Series' investments will be available in the Series' annual/semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected
               a Series' performance during its last fiscal year.

                   Statement of Additional Information ("SAI")
         The SAI provides more detailed information about the Series and is incorporated by reference into this Prospectus.

                              Contacting the Series
   You can get free copies of the annual/semi-annual reports (when available)
        and the SAI, request other information and discuss your questions about a Series by contacting:

                      J.P. Morgan Investor Services Company
                                   PO Box 2798
                              Boston, MA 02208-2798
                           (800) 356-5740 (toll free)

                 Securities and Exchange Commission Information
  You can also review the Series' annual/semi-annual reports (when available), the SAI, and other information about the Series at the Public Reference Room of the Securities and Exchange Commission ("SEC").
          The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.
           You can get copies, for a fee, by e-mailing or writing to:

                              Public Reference Room
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102
                       E-mail address: publicinfo@sec.gov

       Free copies of the reports and the SAI are available from the SEC's
                            Web site at www.sec.gov.



                    Investment Company Act File No. 811-21123




04088.0001 #389129 v2